Exhibit 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Dated as of November 14, 2022
Principal Amount: $250,000.00	New York, New York

GX Acquisition Corp. II, a Delaware corporation and blank check company (“Maker”), promises to pay to the order of GX Sponsor II LLC (the “Payee”) the principal sum of two hundred and fifty thousand dollars ($250,000.00), for further distribution to the persons (the “Beneficiaries”) and pursuant to the percentages set forth on Schedule A hereto (the “Proceeds”), in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The principal balance of this Note shall be payable by Maker on the earlier of: (i) March 22, 2023 or, if Maker has extended, in accordance with its organizational documents, the deadline by which it must complete its initial business combination (the “Business Combination”), then such date, as extended by which Maker must complete the Business Combination or (ii) the date on which Maker consummates the Business Combination (the “Maturity Date”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2. Interest. No interest shall accrue or be charged by the Payee on the unpaid principal balance of this Note.

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees and then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note. All payments under this Note shall be made to the Payee, unless directed otherwise by the Payee in writing.

4. Events of Default. The occurrence of any of the following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within five (5) business days of the date specified above.

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 4(a) hereof, the Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 4(b) or 4(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

(c) The Payee may exercise any and all rights and remedies available to Payee under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note.  Maker shall pay all reasonable costs and expenses incurred by or on behalf of the Payee in connection with the Payee’s exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys’ fees.

6. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

7. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

8. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

9. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

10. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from Maker’s trust account (the “Trust Account”), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever; provided, however, that if Maker completes a Business Combination, Maker shall repay the principal balance of this Note, which may be out of the proceeds released to Maker from the Trust Account.

12. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of Maker and the Payee.

13. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

14. Electronic Signatures. Delivery of an executed counterpart of a signature page of this Note by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of such signature page to this Note. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Note shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Promissory Note to be duly executed by the undersigned as of the day and year first above written.

MAKER:

GX Acquisition Corp. II

By:	/s/ Dean C. Kehler
	Name:	Dean C. Kehler
	Title:	Co-Chief Executive Officer

Accepted and Agreed to by:

PAYEE:

GX Sponsor II LLC

By:	/s/ Dean C. Kehler
	Name:	Dean C. Kehler
	Title:	Managing Member

By: Cooper Road, LLC, Managing Member

By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Member

BENEFICIARIES:

AJA Partners LLC

By:	/s/ Leon Wagner
	Name:	Leon Wagner
	Title:	Sole Member

Equity Trust Company Custodian FBO Arthur Baer Roth IRA

By:	/s/ Arthur Baer
	Name:	Arthur Baer
	Title:	Authorized Signatory

Cooper Road Acquisition, LLC

By:	/s/ Jordan Bloom
	Name:	Jordan Bloom
	Title:	Sole Member

Cooper Road, LLC

By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Member

The Elizabeth Kehler 2012 Trust

By:	/s/ Elizabeth Kehler
	Name:	Elizabeth Kehler
	Title:	Authorized Signatory

By:	/s/ Andrea Kellett
	Name:	Andrea Kellett

By:	/s/ Arthur Baer
	Name:	Arthur Baer

By:	/s/ Dean Kehler
	Name:	Dean Kehler

By:	/s/ Hillel Weinberger
	Name:	Hillel Weinberger

By:	/s/ James Harpel
	Name:	James Harpel

By:	/s/ Jordan Bloom
	Name:	Jordan Bloom

By:	/s/ Marc Mazur
	Name:	Marc Mazur

By:	/s/ Michael Maselli
	Name:	Michael Maselli